EXHIBIT 99.1

Ralph Lauren Announces Participation in Evercore ISI Virtual Consumer & Retail Summit

NEW YORK — June 17, 2020 — Ralph Lauren Corporation (NYSE: RL) today announced the Company’s participation in the Evercore ISI Virtual Consumer & Retail Summit. The event includes a virtual fireside chat hosted by Omar Saad, equity research analyst at Evercore ISI, with Jane Nielsen, Chief Operating Officer and Chief Financial Officer at Ralph Lauren. Media and investors may access an audio webcast replay of the presentation at http://investor.ralphlauren.com/events-and-presentations. The replay will be available for one week.

ABOUT RALPH LAUREN

Ralph Lauren Corporation (NYSE:RL) is a global leader in the design, marketing and distribution of premium lifestyle products in five categories: apparel, footwear & accessories, home, fragrances, and hospitality. For more than 50 years, Ralph Lauren's reputation and distinctive image have been consistently developed across an expanding number of products, brands and international markets. The Company's brand names, which include Ralph Lauren, Ralph Lauren Collection, Ralph Lauren Purple Label, Polo Ralph Lauren, Double RL, Lauren Ralph Lauren, Polo Ralph Lauren Children, Chaps, and Club Monaco, among others, constitute one of the world's most widely recognized families of consumer brands. For more information, go to http://investor.ralphlauren.com.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This press release, and oral statements made from time to time by representatives of the Company, may contain certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements regarding, among other things, our current expectations about the Company’s future results and financial condition, revenues, store openings and closings, employee reductions, margins, expenses, earnings, and citizenship and sustainability goals and are indicated by words or phrases such as “anticipate,” “outlook,” “estimate,” “expect,” “project,” “believe,” “envision,” “can,” “will,” "goal," "target," and similar words or phrases. These forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause actual results, performance or achievements to be materially different from the future results, performance or achievements expressed in or implied by such forward-looking statements. Forward-looking statements are based largely on the Company’s expectations and judgments and are subject to certain risks and uncertainties, many of which are unforeseeable and beyond our control. The factors that could cause actual results to materially differ include, among others: the loss of key personnel, including Mr. Ralph Lauren, or other changes in our executive and senior management team or to our operating structure, and our ability to effectively transfer knowledge during periods of transition; the impact to our business resulting from the COVID-19 pandemic, including the temporary closure of our stores, distribution centers, and corporate facilities, as well as those of our wholesale customers, licensing partners, suppliers, and vendors, and potential changes to consumer behavior, spending levels, and/or shopping preferences, such as their willingness to congregate in shopping centers or other populated locations; our ability to access capital markets and maintain compliance with covenants associated with our existing debt instruments; our ability to maintain adequate levels of liquidity to provide for our cash needs, including our debt obligations, tax obligations, payment of dividends, capital expenditures, and potential repurchases of our Class A common stock, as well as the ability of our customers, suppliers, vendors, and lenders to access sources of liquidity to provide for their own cash needs; the impact to our business resulting from changes in consumers' ability, willingness, or preferences to purchase discretionary items and luxury retail products, which tends to decline during recessionary periods, and our ability to accurately forecast consumer demand, the failure of which could result in either a build-up or shortage of inventory; the impact of economic, political, and other conditions on us, our customers, suppliers, vendors, and lenders, including business disruptions related to pandemic diseases such as COVID-19 and political unrest such as the recent protests in Hong Kong; the potential impact to our business resulting from the financial difficulties of certain of our large wholesale customers, which may result in consolidations, liquidations, restructurings, and other ownership changes in the retail industry, as well as other changes in the competitive marketplace, including the introduction of new products or pricing changes by our competitors; our ability to successfully implement our long-term growth strategy; our ability to continue to expand and grow our business internationally and the impact of related changes in our customer, channel, and geographic sales mix as a result, as well as our ability to accelerate growth in certain product categories; our ability to open new retail stores and concession shops, as well as enhance and expand our digital footprint and capabilities, all in an effort to expand our direct-to-consumer presence; our ability to respond to constantly changing fashion and retail trends and consumer demands in a timely manner, develop products that resonate with our existing customers and attract new customers, and execute marketing and advertising programs that appeal to consumers; our ability to effectively manage inventory levels and the increasing pressure on our margins in a highly promotional retail environment; our ability to continue to maintain our brand image and reputation and protect our trademarks; our ability to competitively price our products and create an acceptable value proposition for consumers; a variety of legal, regulatory, tax, political, and economic risks, including risks related to the importation and exportation of products which our operations are currently subject to, or may become subject to as a result of potential changes in legislation, and other risks associated with our international operations, such as compliance with the Foreign Corrupt Practices Act or violations of other anti-bribery and corruption laws prohibiting improper payments, and the burdens of complying with a variety of foreign laws and regulations, including tax laws, trade and labor restrictions, and related laws that may reduce the flexibility of our business; the potential impact to our business resulting from the imposition of additional duties, tariffs, taxes, and other charges or barriers to trade, including those resulting from current trade developments with China and the related impact to global stock markets, as well as our ability to implement mitigating sourcing strategies; the impact to our business resulting from the United Kingdom's exit from the European Union and the uncertainty surrounding its future relationship with the European Union, including trade agreements, as well as the related impact to global stock markets and currency exchange rates; the impact to our business resulting from increases in the costs of raw materials, transportation, and labor, including wages, healthcare, and other benefit-related costs; our ability to secure our facilities and systems and those of our third-party service providers from, among other things, cybersecurity breaches, acts of vandalism, computer

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viruses, or similar Internet or email events; our efforts to successfully enhance, upgrade, and/or transition our global information technology systems and digital commerce platforms; the potential impact to our business if any of our distribution centers were to become inoperable or inaccessible; the potential impact on our operations and on our suppliers and customers resulting from man-made or natural disasters, including pandemic diseases such as COVID-19, severe weather, geological events, and other catastrophic events; changes in our tax obligations and effective tax rate due to a variety of other factors, including potential changes in U.S. or foreign tax laws and regulations, accounting rules, or the mix and level of earnings by jurisdiction in future periods that are not currently known or anticipated; our exposure to currency exchange rate fluctuations from both a transactional and translational perspective; the impact to our business resulting from potential costs and obligations related to the early or temporary closure of our stores or termination of our long-term, non-cancellable leases; our ability to achieve anticipated operating enhancements and cost reductions from our restructuring plans, as well as the impact to our business resulting from restructuring-related charges, which may be dilutive to our earnings in the short term; the impact to our business of events of unrest and instability that are currently taking place in certain parts of the world, as well as from any terrorist action, retaliation, and the threat of further action or retaliation; the potential impact to the trading prices of our securities if our Class A common stock share repurchase activity and/or cash dividend payments differ from investors' expectations; our ability to maintain our credit profile and ratings within the financial community; our intention to introduce new products or brands, or enter into or renew alliances; changes in the business of, and our relationships with, major wholesale customers and licensing partners; our ability to achieve our goals regarding environmental, social, and governance practices; our ability to make certain strategic acquisitions and successfully integrate the acquired businesses into our existing operations; and other risk factors identified in the Company’s Annual Report on Form 10-K, Form 10-Q and Form 8-K reports filed with the Securities and Exchange Commission. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Source: Ralph Lauren Corporation

Ralph Lauren

Investor Relations:

Corinna Van der Ghinst

ir@ralphlauren.com

or

Corporate Communications:

rl-press@ralphlauren.com

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